Exhibit 10.1

July 24, 2012

Tennant Company
701 North Lilac Drive
Minneapolis, Minnesota  55442

Re:           Amendment No. 2 to Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Private Shelf Agreement, dated as of July 29, 2009 (as amended by Amendment No. 1 to Private Shelf Agreement dated May 5, 2011, the “Note Agreement”), between Tennant Company, a Minnesota corporation (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“Prudential”), The Prudential Insurance Company of America, Physicians Mutual Insurance Company and each Prudential Affiliate which becomes party thereto, on the other hand.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested the amendments to the Note Agreement set forth below.  Subject to the terms and conditions hereof, Prudential and the undersigned holders of the Shelf Notes are willing to agree to such request.  Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.  Amendments to the Note Agreement.  Effective upon the Effective Date (as defined in Section 2 below), the parties hereto agree that the Note Agreement is amended as follows:

1.1.           Paragraph 1B is hereby deleted.

1.2.           Clause (i) of paragraph 2A(2) of the Note Agreement is amended in its entirety to read as follows:

“(i)           July 24, 2015,”

1.3.           Clause (ii) of paragraph 7A is hereby amended in its entirety to read as follows:

“(ii) the Company defaults in the payment of any interest on any Shelf Note for more than three (3) Business Days after the date due; or”

1.4.           Paragraph 10B is hereby amended by deleting the definition of “RBC Event” contained therein.

SECTION 2.  Effectiveness.  The amendments in Section 1 of this letter agreement shall become effective on the date (the “Effective Date”) that each of the following conditions has been satisfied:

2.1.           Documents.  Prudential and each holder of the Shelf Notes shall have received original counterparts of this letter agreement executed by Prudential, the holders of the Shelf Notes, the Company and each Guarantor.

2.2.           Representations.  All representations set forth in Section 3 shall be true and correct as of the Effective Date.

2.3.           Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to Prudential and each holder of a Shelf Note and its counsel, and Prudential and each holder of a Shelf Note shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 3.  Representations and Warranties.  The Company represents and warrants to Prudential and the holders of the Shelf Notes that (i) immediately before and after giving effect to the amendments to the Note Agreement in Section 1 hereof, (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct in all material respects and (b) no Event of Default or Default exists and (ii) all necessary or required consents to this letter agreement have been obtained and are in full force and effect.

SECTION 4.  Confirmation of Available Facility Amount.  The Company, Prudential and the holders of the Shelf Notes hereby confirm that the Available Facility Amount under the Note Agreement is $60,000,000 as of the date of Effective Date.

SECTION 5.  Reference to and Effect on Note Agreement.  Upon the effectiveness of the amendments made in this letter agreement, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter agreement.  Except as specifically set forth in Section 1 hereof, the Note Agreement and the Shelf Notes shall remain in full force and effect and are hereby ratified and confirmed in all respects.  Except as specifically stated in Section 1 of this letter agreement, the execution, delivery and effectiveness of this letter agreement shall not (a) amend the Note Agreement, any Shelf Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of the holder of any Shelf Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Shelf Note or any of the other Transaction Documents at any time.  The execution, delivery and effectiveness of this letter agreement shall not be construed as a course of dealing or other implication that Prudential or any holder of Shelf Notes has agreed to or is prepared to grant any amendment to, waiver of or consent under the Note Agreement, any Shelf Note or any other Transaction Document in the future, whether or not under similar circumstances.

SECTION 6.  Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by the holders of the Shelf Notes, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by such holders in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby.  The obligations of the Company under this Section 6 shall survive transfer by any holder of any Shelf Note and payment of any Shelf Note.

SECTION 7.  Reaffirmation.  Each Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement after giving effect to such amendment.  The Guarantor and each Guarantor hereby acknowledges that, notwithstanding the foregoing amendment, that the Guaranty Agreement remains in full force and effect and is hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Guarantor agrees and confirms that the Guaranty Agreement continues to guaranty the Guarantied Obligation (as defined in the Guaranty Agreement) arising under or in connection with the Note Agreement, as the same may be amended by this letter agreement.

SECTION 8.  Governing Law.  THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 9.  Counterparts; Section Titles.  This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together  shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement. The section titles contained in this letter agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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Very truly yours,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:           ____________________________________
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:           ____________________________________
Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY

By:           Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:           ____________________________________
Vice President

Accepted and Agreed to:

TENNANT COMPANY,
a Minnesota corporation

By:          ______________________________

Name:_________________________

Title:__________________________

By:          ______________________________

Name:_________________________

Title:__________________________

TENNANT SALES AND SERVICE COMPANY

By:          ______________________________

Name:_________________________

Title:__________________________

By:          ______________________________

Name:_________________________

Title:__________________________

TENNANT HOLDINGS LLC

BY:        Tennant Company,
its Sole Member

By:          ______________________________

Name:_________________________

Title:__________________________

By:          ______________________________

Name:_________________________

Title:__________________________

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